BERGSTROM

CAPITAL

CORPORATION

2002 ANNUAL REPORT

Listed: American Stock Exchange (Ticker symbol: BEM)

Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts

Independent Auditors: KPMG LLP, Boston, Massachusetts

Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San Francisco, California

BERGSTROM CAPITAL CORPORATION

221 First Avenue West, Suite 320

Seattle, Washington 98119-4224

February 20, 2003

Dear Fellow Stockholders:

On January 16, 2003 the Company announced that after an unsuccessful search for a suitable merger partner, the Board of Directors voted unanimously to liquidate the Company, subject to the approval of the Company’s stockholders. In anticipation of liquidation, all of the Company’s equity positions have been sold, and the Company’s investments now consist of cash equivalents and other short-term investments. A proposal to liquidate the Company will be submitted to stockholders for their approval at a meeting of the Company’s stockholders scheduled for April 4, 2003. Proxy materials describing the plan of liquidation will be mailed to stockholders in advance of the meeting. A vote of two-thirds of the outstanding shares in favor of the liquidation is required. To be sure that your vote counts, please refer to the voting instructions in the proxy statement. If stockholders approve the liquidation, the Company will make cash distributions of all its assets to stockholders, after providing for the expenses of liquidation and any other liabilities.

The Company expects that most of the Company’s stockholders will either realize a capital loss or will not pay significant capital gains taxes as a result of the liquidating distributions. Based on the net asset value of the Company’s shares on February 20, 2003, purchasers between 1984 and 2001 will realize a loss as a consequence of the liquidating distributions. This is due, in part, to the additions to the cost basis of the Company’s capital stock related to the retention of long-term capital gains over the years. You can calculate the cost basis of your investment in the Company’s shares by referring to the Tables Regarding Additions (Reductions) to the Cost Basis of Bergstrom Capital Corporation Capital Stock in this report.

The Board of Directors and staff of the Company are deeply saddened that our friend and colleague, Norman R. Nielsen, a director of the Company since 1976, died on December 25, 2002. The Board is very grateful to Mr. Nielsen for his dedication and excellent service to the Company and its stockholders over the years. On January 8, 2003, the Board elected Robert A. Brine to succeed Mr. Nielsen.

Please refer to the Notice of Important Federal Income Tax Information and the Notice of Dividends Paid During the Year 2002 in this report for the details about the composition and reporting of the dividend paid in 2002. Since the Company did not retain any of the net long-term capital gains realized during the year 2002, a Form 2439, Notice to Shareholders of Undistributed Capital Gains, will not be issued for the year 2002. A Form 1099 was mailed in January 2003 to all stockholders of record on the dividend record date in 2002 setting forth the specific amounts to be included in their 2002 tax returns.

During the year 2002 the Company’s net assets decreased from $164,731,543 to $122,739,652 which is a decrease of $41,991,891. This decrease in net assets is after payment by the Company of $4,000,000 in dividends ($4.00 per share on December 4, 2002). The decrease in net assets, before deducting the payment of dividends, was $37,991,891 which was composed of net investment income of $146,937, realized gain on investments of $567,675, and a decrease in unrealized appreciation of $38,706,503.

The per share net asset value decreased from $164.73 on December 31, 2001 to $122.74 on December 31, 2002. After adjustment for the dividends, the per share net asset value decreased 23.1%. During the same period the Dow Jones

BERGSTROM CAPITAL CORPORATION

Industrial Average, adjusted for dividends, decreased 15.0% and the Standard & Poor’s 500 Stock Average, adjusted for dividends, decreased 22.1%. The per share net asset value on Friday, February 14, 2003 was $123.09.

During the year 2002 the Company had total interest and dividend income of $1,471,206 as compared to $1,472,796 for the year 2001 for a decrease of $1,590. During the year 2002 total expenses were $1,324,269 which is a $281,359 increase from $1,042,910 for the year 2001. The resulting net investment income of $146,937 for the year 2002 is a decrease of $282,949 from $429,886 for the year 2001.

Please refer to Major Portfolio Changes during the fourth quarter of 2002 and Ten Largest Portfolio Holdings at year end in this report. Since December 31, 2002, all of the Company’s equity positions have been sold.

The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company’s policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

The Company’s shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday’s close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under “Closed-End Funds”. This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

Please refer to Information About Directors and Officers in this report.

Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company’s transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

William L. McQueen

President

BERGSTROM CAPITAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets:
Investments, at value (see accompanying schedule) (Note 1):
Short-term investments (cost $28,795,542)	$28,795,542
Common stocks (cost $83,935,747)	94,160,669

Total Investments (cost $112,731,289)	122,956,211
Cash	5,000
Interest and dividends receivable	95,405
Other assets	4,591

Total assets	123,061,207

Liabilities:
Advisory fee payable (Note 5)	117,931
Officer's salary payable (Note 5)	100,000
Other accrued expenses	103,624

Total liabilities	321,555

Net assets applicable to 1,000,000 outstanding shares of capital stock equivalent to $122.74 per share on December 31, 2002 (Note 3)	$122,739,652

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31,
	2002	2001
Operations:
Net investment income	$146,937	$429,886
Realized gain on investments	567,675	6,359,724
Decrease in unrealized appreciation	(38,706,503)	(56,971,560)

Net decrease in net assets resulting from operations	(37,991,891)	(50,181,950)

Dividends to stockholders:
From net investment income	(146,937)	(569,296)
From net realized gain on investments	(567,675)	(6,359,724)
Tax return of capital	(3,285,388)	(4,320,980)

Total dividends to stockholders ($4.00 per share—2002; $11.25 per share—2001)	(4,000,000)	(11,250,000)

Total decrease in net assets	(41,991,891)	(61,431,950)
Net assets, beginning of period	164,731,543	226,163,493

Net assets, end of period	$122,739,652	$164,731,543

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income:
Interest		$267,049
Dividends		1,204,157

Total income		1,471,206

Expenses:
Advisory fees (Note 5)		489,985
Legal fees		281,820
Officer's salary and related expenses (Note 5)		185,120
Directors' fees and expenses (Note 6)		94,453
Other expenses		76,445
Accounting expenses		51,696
Transfer agent fees and expenses		33,437
Auditing fees		32,220
Stockholders' meeting and reports		19,887
State and other taxes		19,211
Fee for shares listed on American Stock Exchange		15,000
Custodian fees		14,472
Insurance		10,523

Total expenses		1,324,269

Net investment income ($.15 per share) (Note 2)		146,937

Realized and unrealized gain on investments:
Realized gain on investments (excluding short-term investments):
Proceeds from sale of securities	$42,728,919
Cost of securities sold	42,161,244

Realized gain on investments sold (Notes 2 and 4)		567,675
Unrealized appreciation of investments:
Beginning of period	48,931,425
End of period	10,224,922

Decrease in unrealized appreciation		(38,706,503)

Net loss on investments ($38.14 per share) (Note 2)		(38,138,828)

Net decrease in net assets resulting from operations		$(37,991,891)

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

Set forth below are income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

The total investment returns shown below are a record of past results and should not be regarded as a representation of future results.

	FOR THE YEARS ENDED DECEMBER 31
	2002	2001	2000	1999	1998
Net asset value at beginning of period	$164.73	$226.16	$276.74	$200.33	$154.51
Net investment income (1)	.15	.43	.15	.11	.16
Net realized and unrealized gain (loss) on investments	(38.14)	(50.61)	(32.98)	89.80	55.99
Dividends from:
Net investment income (2)	(.15)	(.57)	(.15)	(.11)	(.16)
Net realized gain on investments	(.57)	(6.36)	(17.60)	(13.39)	(10.59)
Tax return of capital	(3.28)	(4.32)	—	—	—

Total dividends	(4.00)	(11.25)	(17.75)	(13.50)	(10.75)

Increase due to purchase of Bergstrom stock at less than net asset value	—	—	—	—	.42

Net asset value at end of period	$122.74	$164.73	$226.16	$276.74	$200.33

Market value per share at end of period	$111.95	$149.75	$224.00	$236.00	$171.00

Total investment returns:
Based on market value per share (3)	(22.7)%	(29.1)%	6.1%	55.0%	32.1%
Based on net asset value per share (4)	(23.1)%	(22.2)%	(8.5)%	50.5%	38.5%
Net assets at end of period (in millions)	$123	$165	$226	$277	$200
Ratio of expenses to average net assets	.95%	.56%	.49%	.53%	.74%
Ratio of net investment income to average net assets	.11%	.23%	.06%	.05%	.09%
Portfolio turnover rate	19.95%	22.13%	34.69%	40.57%	44.31%
Number of shares outstanding at end of period (in thousands)	1,000	1,000	1,000	1,000	1,000

(1)	Based on weighted average number of shares outstanding.
(2)	Based on number of shares outstanding on record date.
(3)	Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation’s stockholders.
(4)	Based on net asset value per share adjusted for dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation’s stockholders.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

December 31, 2002

Shares or Principal Amount		Cost	Value

	Short-Term Investments (23.4%):
5,505,572	SSgA Money Market Fund	$5,505,572	$5,505,572
$1,300,000	American Express Credit Corp., 1.31% Note due 01/06/03	1,299,764	1,299,764
$5,000,000	General Electric Capital Corp., 1.32% Note due 01/06/03	4,999,083	4,999,083
$4,000,000	Citicorp Inc., 1.33% Note due 01/06/03	3,999,261	3,999,261
$4,000,000	Federal National Mortgage Assn., 1.68% Note due 01/08/03	3,998,693	3,998,693
$4,000,000	American Express Credit Corp., 1.29% Note due 01/22/03	3,996,990	3,996,990
$5,000,000	Wells Fargo Financial, 1.31% Note due 01/22/03	4,996,179	4,996,179

	Total—Short-Term Investments	28,795,542	28,795,542

	Common Stocks (76.6%):
	Aerospace and Defense (3.1%):
28,000	General Dynamics Corp.	2,336,820	2,222,360
25,300	United Technologies Corp.	1,617,677	1,567,082

		3,954,497	3,789,442

	Air Freight and Couriers (1.8%):
36,000	United Parcel Service Class B	2,009,741	2,270,880

	Banks (0.9%):
32,000	Citigroup, Inc.	515,185	1,126,080

	Beverages and Food (5.2%):
36,500	Coca-Cola Co.	871,588	1,599,430
47,500	Kraft Foods, Inc.	1,588,926	1,849,175
70,000	PepsiCo, Inc.	3,016,639	2,955,400

		5,477,153	6,404,005

	Biotechnology (11.2%):
285,000	Amgen, Inc. (A)	372,246	13,776,900

	Broadcasting (0.6%):
18,000	Viacom, Inc. Class B (A)	844,959	733,680

	Commercial Services and Supplies (1.3%):
27,900	Accenture Ltd. (A)	759,978	501,921
28,000	Automatic Data Processing, Inc.	1,503,756	1,099,000

		2,263,734	1,600,921

	Communication Systems (1.8%):
40,000	SBC Communications, Inc.	1,817,596	1,084,400
61,200	Vodafone Airtouch PLC Sponsored ADR	2,270,711	1,108,944

		4,088,307	2,193,344

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks—Continued	Cost	Value

	Computers and Information (2.0%):
43,500	Dell Computer Corp. (A)	$1,146,144	$1,163,190
17,200	International Business Machines Corp.	1,892,765	1,333,000

		3,038,909	2,496,190

	Diversified Technology (0.6%):
46,000	Nokia Corp. Sponsored ADR	463,483	713,000

	Drugs and Health Supplies (7.5%):
26,700	Johnson & Johnson	1,558,616	1,434,057
23,000	Medtronic, Inc.	1,041,695	1,048,800
218,500	Pfizer, Inc.	4,118,315	6,679,545

		6,718,626	9,162,402

	Electrical Components (2.4%):
119,000	General Electric Co.	2,385,919	2,897,650

	Electronics/New Technology (2.4%):
46,500	Cisco Systems, Inc. (A)	350,144	609,150
63,000	Intel Corp.	1,626,125	980,910
20,000	Maxim Integrated Products, Inc.	1,055,630	660,800
20,000	Qualcomm, Inc. (A)	582,429	727,800

		3,614,328	2,978,660

	Financial Services, Diversified (3.1%):
44,000	Federal National Mortgage Association	3,391,991	2,830,520
13,700	Franklin Resources, Inc.	573,298	466,896
15,100	Merrill Lynch & Co., Inc.	701,237	573,045

		4,666,526	3,870,461

	Health Care Equipment and Supplies (1.4%):
28,500	Cardinal Health, Inc.	1,893,036	1,686,915

	Insurance (3.7%):
48,500	American International Group, Inc.	647,333	2,805,725
36,600	Marsh & McLennan Companies, Inc.	1,351,976	1,691,286

		1,999,309	4,497,011

	Medical Supplies (2.2%):
21,500	Abbott Laboratories	1,082,172	860,000
25,400	Baxter International, Inc.	1,450,366	711,200
30,500	Wyeth	1,785,861	1,140,700

		4,318,399	2,711,900

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks—Continued	Cost	Value

	Petroleum Services (3.5%):
35,000	BP PLC Sponsored ADR	$1,809,498	$1,422,750
29,200	Baker Hughes, Inc.	1,101,385	939,948
17,700	ChevronTexaco Corp.	1,577,747	1,176,696
18,600	Schlumberger Ltd.	977,927	782,874

		5,466,557	4,322,268

	Pharmaceuticals (3.7%):
5,800	Genentech, Inc. (A)	463,848	192,328
79,000	Pharmacia Corp.	3,976,250	3,302,200
26,700	Schering-Plough Corp.	1,182,267	592,740
12,800	Teva Pharmaceutical Industries Ltd. Sponsored ADR	358,450	494,208

		5,980,815	4,581,476

	Regulated Investment Companies (1.9%):
18,288	Dresdner RCM Global Technology Fund (B)	969,240	333,016
1,099,052	Dresdner RCM MidCap Fund, Inc. (B)	3,703,806	2,033,247

		4,673,046	2,366,263

	Retail Trade (9.8%):
50,000	Colgate Palmolive Co.	1,994,902	2,621,500
26,100	Costco Wholesale Corp. (A)	1,044,676	732,366
36,000	Home Depot, Inc.	730,583	862,560
4,000	Kimberly Clark Corp.	253,893	189,880
16,800	Lowe's Companies, Inc.	753,502	630,000
36,000	Sysco Corp.	886,478	1,072,440
80,000	Wal-Mart Stores, Inc.	3,416,305	4,040,800
64,700	Walgreen Co.	1,713,362	1,888,593

		10,793,701	12,038,139

	Software and Processing (6.5%):
10,000	Electronic Arts, Inc. (A)	523,396	497,700
118,000	Microsoft Corp.	5,216,616	6,100,600
94,000	Oracle Corp. (A)	2,141,481	1,015,200
21,100	Veritas Software Co. (A)	515,778	329,582

		8,397,271	7,943,082

	Totals—Common Stocks	83,935,747	94,160,669

	Totals—Investments	$112,731,289	$122,956,211

(A)	Non-income producing securities.
(B)	Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES

The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security valuation—Securities traded on national exchanges are valued at the closing prices on the last business day of the reporting period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reporting period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reporting period for securities of a comparable maturity, quality, and type.

B.	Security transactions and related investment income—Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C.	Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.	Short sales—The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities. There were no short sales during the year ended December 31, 2002.

NOTE 2—FEDERAL INCOME TAXES

No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net

BERGSTROM CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS—Continued

long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. The dividend paid on December 4, 2002 was in excess of the Corporation’s net investment income and net realized capital gains for the year 2002. This excess constituted a return of stockholders’ capital.

For federal income tax purposes at December 31, 2002 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $24,277,492, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $14,052,570, the net unrealized appreciation for securities held is $10,224,922 and the aggregate cost of securities for federal income tax purposes is $112,731,289.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows: unrealized appreciation of $10,224,922. There are no differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities.

The tax character of distributions paid for the year ended December 31, 2002 was ordinary income in the amount of $146,937, long-term capital gains in the amount of $567,675, and tax return of capital in the amount of $3,285,388.

NOTE 3—CAPITAL STOCK

At December 31, 2002 the issued and outstanding capital stock of the Corporation consists of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $112,514,730 and unrealized appreciation of $10,224,922.

NOTE 4—SECURITIES

During the year ended December 31, 2002, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $23,997,863 and $42,728,919 respectively.

NOTE 5—INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES

The Corporation’s advisory contract with Dresdner RCM Global Investors LLC (“Dresdner RCM”) provides for an advisory fee determined by multiplying the market value of the Corporation’s cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next $20,000,000, .35% on the next $20,000,000, .30% on the next $40,000,000, and .25% on sums exceeding $100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

Officer’s salary and related expenses in the amount of $185,120 have been paid or accrued by the Corporation during the year ended December 31, 2002 to an officer of the Corporation for certain financial, compliance and other administrative services, including services related to the liquidation of the Corporation. At December 31, 2002, $100,000 remains an accrued liability.

BERGSTROM CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 6—DIRECTORS’ FEES

Directors’ fees and expenses in the amount of $94,453 have been paid in 2002. None of the directors were affiliated with the investment advisor to the Corporation.

NOTE 7—SUBSEQUENT EVENT—LIQUIDATION

On January 16, 2003, the Board of Directors voted unanimously to liquidate the Corporation. In anticipation of liquidation, all of the Corporation’s equity positions have been sold, and the Corporation’s investments now consist of cash equivalents and other short-term investments. A proposal to dissolve the Corporation and adopt the plan of liquidation will be submitted to stockholders for their approval at a special meeting of the Corporation’s stockholders to be held on April 4, 2003. The affirmative vote of two-thirds of the outstanding shares is required. If stockholders approve the dissolution and adopt the plan of liquidation, the Corporation will make cash distributions of all its assets to stockholders, after providing for the expenses of liquidation and any other liabilities.

CHANGE IN INDEPENDENT AUDITORS (Unaudited)

The Board of Directors engaged KPMG LLP as the Corporation’s independent auditors for the year ended December 31, 2002. Prior to the Corporation’s current fiscal year end, Deloitte & Touche LLP resigned as independent auditors to the Corporation effective December 2, 2002. During the two most recent fiscal years, Deloitte & Touche LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous years and through December 2, 2002, there were no disagreements between the Corporation and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in its reports to the financial statements for such years.

BERGSTROM CAPITAL CORPORATION

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders

Bergstrom Capital Corporation

We have audited the accompanying statement of assets and liabilities of Bergstrom Capital Corporation (the “Corporation”), including the schedule of investments, as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the years in the four-year period ended December 31, 2001 were audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 7, on January 16, 2003 the Board of Directors voted to liquidate the Corporation and distribute all remaining capital to the shareholders. The Corporation sold all of its equity positions during 2003 and intends to make liquidating distributions of capital to its shareholders. The Corporation expects to complete the liquidation and make a final liquidating distribution of capital to its shareholders during the third quarter of 2003.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bergstrom Capital Corporation as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

January 31, 2003

BERGSTROM CAPITAL CORPORATION

NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

(Unaudited)

It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company’s net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 2000, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988, 1990, 2001 and 2002 all of the net long-term capital gains realized were distributed.

Since the Company did not retain any of the net long-term capital gains realized during the year 2002, a Form 2439, Notice to Shareholders of Undistributed Capital Gains, will not be issued for the year 2002.

For the year 2002, the annual dividend paid on December 4, 2002 was in excess of the Company’s net investment income and net realized capital gains for the year 2002. This excess constituted a return of stockholders’ capital.

A Form 1099 was mailed in January 2003 to all stockholders of record on the dividend record date in 2002 setting forth the specific amounts to be included in their 2002 tax returns.

NOTICE OF DIVIDENDS PAID DURING THE YEAR 2002

Record date	11/14/02
Payment date	12/04/02

Sources of dividend: Net investment income for the year 2002	$.14694
Net long-term capital gains realized during the year 2002	.56767
Tax return of capital	3.28539

Total dividends per share	$4.00000

BERGSTROM CAPITAL CORPORATION

Tables Regarding Additions (Reductions)

to the Cost Basis of Bergstrom Capital Corporation Capital Stock

(Unaudited)

Per Share Record of Retained Long-Term Capital Gains and Federal Income Tax Paid Thereon and the Resulting Addition to Basis For Shares Owned on December 31 of Each Year:

Year	Realized Gain Retained	Federal Income Tax Paid	Addition to Cost Basis
1980	$1.12202	$0.31416	$0.80786
1981	2.54730	0.71325	1.83405
1982	3.17322	0.88850	2.28472
1983	0.90205	0.25258	0.64947
1984	4.33021	1.21246	3.11775
1985	0.00000	0.00000	0.00000
1986	8.92561	2.49917	6.42644
1987	4.54443	1.54511	2.99932
1988	0.00000	0.00000	0.00000
1989	10.39050	3.53277	6.85773
1990	0.00000	0.00000	0.00000
1991	6.63253	2.25506	4.37747
1992	4.07776	1.38644	2.69132
1993	4.86668	1.70334	3.16334
1994	5.10839	1.78794	3.32045
1995	6.57985	2.30295	4.27690
1996	9.14813	3.20185	5.94628
1997	26.42722	9.24953	17.17769
1998	8.10292	2.83602	5.26690
1999	32.14513	11.25080	20.89433
2000	26.56522	9.29783	17.26739
2001	0.00000	0.00000	0.00000
2002	0.00000	0.00000	0.00000

	$165.58917	$56.22976	$109.35941

Per Share Record of Return of Capital Dividends and the Resulting Reduction of Basis For Shares Owned on the Following Record Dates:

Date	Return of Capital	Reduction of Cost Basis
May 17, 2001	$4.32098	($4.32098)
November 14, 2002	3.28539	(3.28539)

	$7.60637	($7.60637)

THE COST BASIS OF A SHARE OWNED CONTINUOUSLY SINCE THE DATES SHOWN

BELOW SHOULD BE INCREASED (OR DECREASED) BY THE NET AMOUNTS SHOWN:

December 31	1980	$101.75304	December 31	1992	$72.39823
December 31	1981	$100.94518	December 31	1993	$69.70691
December 31	1982	$99.11113	December 31	1994	$66.54357
December 31	1983	$96.82641	December 31	1995	$63.22312
December 31	1984	$96.17694	December 31	1996	$58.94622
December 31	1985	$93.05919	December 31	1997	$52.99994
December 31	1986	$93.05919	December 31	1998	$35.82225
December 31	1987	$86.63275	December 31	1999	$30.55535
December 31	1988	$83.63343	December 31	2000	$9.66102
December 31	1989	$83.63343	January 1	2001	($7.60637)
December 31	1990	$76.77570	May 18	2001	($3.28539)
December 31	1991	$76.77570	November 15	2002	$0.00000

BERGSTROM CAPITAL CORPORATION

MAJOR PORTFOLIO CHANGES

($500,000 or more)

During the Quarter Ended December 31, 2002

	SHARES
SECURITY NAME	ADDITIONS	REDUCTIONS	HELD DECEMBER 31, 2002
Amgen, Inc.		80,000	285,000
Dresdner RCM Midcap Fund, Inc.		966,117	1,099,052
Lilly Eli & Co.		12,500	0
Weatherford International Ltd.		15,100	0

TEN LARGEST PORTFOLIO HOLDINGS

December 31, 2002

SECURITY NAME	MARKET VALUE	% OF INVESTMENTS
Amgen, Inc.	$13,776,900	11.2%
Pfizer, Inc.	6,679,545	5.4%
Microsoft Corp.	6,100,600	5.0%
Wal-Mart Stores, Inc.	4,040,800	3.3%
Pharmacia Corp.	3,302,200	2.7%
PepsiCo, Inc.	2,955,400	2.4%
General Electric Co.	2,897,650	2.4%
Federal National Mortgage Association	2,830,520	2.3%
American International Group, Inc.	2,805,725	2.3%
Colgate Palmolive Co.	2,621,500	2.1%

BERGSTROM CAPITAL CORPORATION

INFORMATION ABOUT DIRECTORS AND OFFICERS

Name, Address and Age	Current Position(s) Held with the Company	Term of Office (3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Erik E. Bergstrom (1) 221 1st Ave W., Suite 320 Seattle, WA 98119 (64)	Chairman of the Board of Directors (but not an officer)	Term expires November 2003. Chairman since October 1976.

Private Investor; officer of Federal United Corporation (A personal holding company); President and Director of Erik E. and Edith H. Bergstrom Foundation, Inc. (a private foundation which makes grants to charitable organizations), all for more than five years; and President and Director of Bergstrom Advisers, Inc. from June 1976 to November 1998.

				One	None

Robert A. Brine 221 1st Ave W., Suite 320 Seattle, WA 98119 (72)	Director	Term as Director will continue until any successor is elected and qualified. Director since January 2003.	Retired; Chairman of Brine & Associates, Inc. (a company which invested in closely held start-up companies until 2001) for more than five years.	One	None

William L. McQueen (1)(2) 221 1st Ave W., Suite 320 Seattle, WA 98119 (72)	Director, President and Treasurer	Term as Director will continue until any successor is elected and qualified. Term as officer expires annually. Director and President since November 1980 and Treasurer since January 1988.	Certified Public Accountant and sole proprietor of William L. McQueen & Associates (an accounting firm) for more than five years.	One	None

George Cole Scott 221 1st Ave W., Suite 320 Seattle, WA 98119 (65)	Director	Term expires November 2003. Director since October 1976.

Account Executive and Investment Advisor Representative for Anderson & Strudwick, Inc. (a securities broker-dealer) for more than five years; President and Portfolio Manager of Closed-End Fund Advisors, Inc. (an investment adviser) since October 1996.

				One	None

William H. Sperber 221 1st Ave W., Suite 320 Seattle, WA 98119 (69)	Director	Term expires November 2004. Director since November 1997.

Retired; Chairman, President, Chief Executive Officer and co-founder of The Trust Company of Washington from July 1992 to December 1999; Director and President of Manzanita Capital, Inc. (a holding company for a trust company and a securities broker-dealer and investment adviser) from January 1999 to December 1999.

				One	None
Suzanne M. Schiffler (2) 221 1st Ave W., Suite 320 Seattle, WA 98119 (42)	Secretary	Term expires annually. Secretary since November 2000.	Certified Public Accountant for more than five years.

(1)	An "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Bergstrom is an interested person by virtue of the magnitude of his stock ownership in the Company, and Mr. McQueen is an interested person by virtue of his status as President and Treasurer of the Company.
(2)	Suzanne M. Schiffler is the daughter of William L. McQueen.
(3)	Notwithstanding the expiration dates stated, the term of office of a director or an officer will continue until his or her successor is elected and qualified.

BERGSTROM CAPITAL CORPORATION

PRIVACY NOTICE

Bergstrom Capital Corporation (the “Company”) collects certain nonpublic personal information about its stockholders of record who are individuals. The Company collects information from forms its stockholders or their brokers provide (such as name, address and tax identification number) and information from its stockholders or their brokers about transactions in the Company’s stock its stockholders effect with third parties (such as date and number of shares purchased, sold, transferred or held). The Company may also collect such information through stockholder inquiries by mail, email or telephone.

The Company does not disclose any nonpublic personal information about its stockholders to anyone, except as permitted by law.

The Company restricts access to the nonpublic personal information of its stockholders to those employees and service providers (such as the transfer agent and fund administrator) who need to know this information in order to provide services to the Company’s stockholders. The Company maintains certain physical and procedural safeguards to help protect this nonpublic personal information.

BERGSTROM CAPITAL CORPORATION 221 First Avenue West, Suite 320 Seattle, Washington 98119-4224 (206) 283-0539